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                                                                    Exhibit 10.6

                          REGISTRATION RIGHTS AGREEMENT



         This REGISTRATION RIGHTS AGREEMENT, dated October 1, 1996 (the "Agreement"), is by and between NTN CANADA, INC., a New York corporation (the "Corporation"), and CONNOLLY-DAW HOLDINGS INC., an Ontario corporation ("Holdings"), and 1199846 ONTARIO LTD., an Ontario corporation ("1199846") (Holdings and 1199846 each being hereinafter individually referred to as a "Rightsholder," and, jointly, as the "Rightsholders").


W I T N E S E T H:


         WHEREAS, pursuant to a certain Share Purchase Agreement, of even date herewith (the "Purchase Agreement"), by and among the Rightsholders, NTN Interactive Network Inc., a corporation amalgamated pursuant to the laws of Canada and which is a wholly-owned subsidiary of the Corporation ("Interactive"), and certain others, amongst other things, the Rightsholders were issued promissory notes from Interactive (the "Promissory Notes") wherein Interactive may elect to deliver to the Rightsholders, and the Rightsholders shall have the right to require delivery of, common stock par value $0.0467 per share (the "Common Stock") of the Corporation in lieu of payment therein (the "Shares"); and

         WHEREAS, it is the desire of the parties hereto that the Corporation grant to the Rightsholders certain registration rights under the Securities Act of 1933, as amended (the "Act") with respect to the Shares, upon the terms and conditions hereinafter set forth; and

         WHEREAS, the number of Shares to which each of the Rightsholders are being hereby granted registration rights under the Act is set forth on Schedule I to this Agreement.

         NOW, THEREFORE, in consideration of the above premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:



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1.       Registration or Qualification "Piggy-Back" Rights.

(a) If at any time on or after September 1, 1997 and on or prior to August 31, 2002, the Corporation proposes to register or qualify any of its securities under the Act, or any other applicable federal or state law (other than a registration relating to: (i) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan, (ii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation, or (iii) a registration of securities proposed to be issued in exchange for other securities of the Corporation), it shall on each such occasion give written notice to each of the Rightsholders of its intention to do so and, upon the written request of any Rightsholder given within 20 days after receipt of any such notice (a "Request") (which Request shall (i) specify the number of Shares intended to be sold or disposed of, and (ii) describe the method of any proposed sale or other disposition thereof), the Corporation will use its best efforts to cause such Shares so specified in the Request to be registered or qualified under such Act or laws, to the extent requisite to permit the sale or other disposition thereof (in accordance with the method described by such Rightsholder in the Request, provided such method is in accordance with law); provided that, if, at any time after giving written notice of its intention to register or qualify any securities and prior to the effective date of the registration statement or qualification document filed in connection with such registration or qualification, the Corporation shall determine for any reason not to register or qualify or to delay registration or qualification of such securities, the Corporation may, at its election, give written notice of such determination to the Rightsholder who shall have given a Request and, thereupon:
(i) in the case of a determination not to register or qualify, the Corporation shall be relieved of its obligation to register or qualify any Shares in connection with such registration or qualification, and (ii) in the case of a determination to delay registration or qualification, the Corporation shall be permitted to delay registering or qualifying any Shares for the same period as the delay in registering or qualifying such other securities. No registration effected under this Section 1 shall relieve the Corporation of its obligation to effect any registration or qualification upon demand otherwise granted to a Rightsholder under this Agreement or any other agreement with the Corporation. The Corporation shall keep effective and maintain any registration or qualification specified in this Paragraph 1(a) for a period of not less than the greater of: (i) three (3) months or (ii) the period within which such other securities shall remain subject to such registration or qualification.

(b) If (i) a registration or qualification pursuant to this Section 1 involves an underwritten offering of the securities so being registered or qualified, whether or not for sale for the account of the Corporation, to be distributed on a firm commitment basis by or through one or more underwriters under

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underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such offering shall advise the Corporation and the holders of the Shares who have made a Request to include their Shares in such registration, in a letter, that the number of securities requested to be included in such offering (whether by a Request or by means of a request of another party to whom the Corporation may have otherwise granted registration rights under the Act) exceeds the number which can be sold in such offering, then the Corporation may include in such offering all securities originally proposed by the Corporation to be sold, whether or not for its own account, and may decrease, pro rata, the number of Shares and other securities so proposed to be sold and so requested to be included in such offering (whether by a Request or by means of a request of another party to whom the Corporation may have otherwise granted registration rights under the Act) to the extent necessary to reduce the number of securities to be included in such offering to the level recommended by the managing underwriter. The holders of Shares to be distributed by such underwriters shall be parties to the underwriting agreement between the Corporation and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Corporation to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Shares and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Shares. Any such holder of Shares shall not be required to make any representations or warranties to or agreements with the Corporation or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Shares and such holder's intended method of distribution and any other representation(s) required by law.

(c) Notwithstanding the provisions of this Section 1, a holder of Shares may participate and cause the registration or qualification of the holder's Shares (or portions thereof), pursuant to the provisions of this Section 1, only to the extent of two registrations or qualifications and only with respect to the holder's Shares as set forth in Schedule I to this Agreement.

2.       Registration on Demand.

(a) At any time during the period commencing on September 1, 1997 and terminating on August 31, 2002, and on a one time only basis, upon the written request (a "Demand Request") of the holder or holders of at least fifty (50%) percent of the Shares that the Corporation effect a registration under the Act of all or part of the Shares of such holder(s), specifying the intended method of disposition thereof and whether or not such requested registration is to relate to an underwritten offering, the Corporation will promptly give written notice (a "Demand Notice") of such Demand Request to all other holders of

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outstanding Shares and, thereupon, the Corporation will, on one occasion, use its best efforts to effect the registration under the Act, within three (3) months of the date the Demand Notice is given, of: (i) the Shares which the Corporation shall have been so requested to register in the Demand Request, and
(ii) all other Shares which the Corporation has been requested to register by the holders thereof by written request (the "Secondary Demand Request") given to the Corporation within 30 days after the giving of the Demand Notice (which Secondary Demand Request shall specify the intended method of disposition of such Shares and whether or not such disposition will be an underwritten offering), on an appropriate form and to the extent requisite to permit the disposition (in accordance with the intended methods thereof as set forth in Demand Request and all Secondary Demand Requests) of the Shares so to be registered.

(b) Whenever the Corporation shall effect a registration pursuant to Paragraph 2(a) above in connection with an underwritten offering by one or more holders of Shares, no securities other than Shares shall be included among the securities covered by such registration, unless: (i) the managing underwriter of such offering shall have advised each holder of Shares to be subject to such registration that the inclusion of such other securities would not adversely affect such offering or (ii) the holders of all Shares subject to such registration shall have consented in writing to the inclusion of such other securities.

(c) Registrations made pursuant to Paragraph 2(a) above shall be on an appropriate registration form selected by the Corporation and reasonably acceptable to the holders of at least fifty (50%) percent of the Shares so to be registered, and as shall permit the disposition of all of the Shares in accordance with the method(s) of disposition specified in the Demand Request and all Secondary Demand Requests.

(d) The Corporation will pay all registration expenses in connection with any registration requested pursuant to Paragraph 2(a) above, provided, that the Corporation's obligation to pay all such registration expenses shall be limited to one registration to be made pursuant to Paragraph 2(a) above, whether or not the securities so registered are successfully sold pursuant to such registration.

(e) If the requested demand registration pursuant to this Section 2 is to involve an underwritten offering, the underwriter or managing underwriter or selling agent shall be subject to the approval of the Corporation, which approval may not be unreasonably withheld.

(f) If the requested demand registration pursuant to this Section 2 involves an underwritten offering, and the managing underwriter shall advise the Corporation in writing that, in its opinion, the number of Shares requested to be included

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in such registration exceeds the number which can be sold in such offering within a price range acceptable to the holders of at least fifty (50%) percent of the Shares requested to be included in such registration, the Corporation will include in such registration, to the extent of the number which the Corporation is so advised can be sold in such offering, such Shares requested to be included in such registration pro rata among the holders thereof requesting such registration on the basis of the percentage of Shares held by the holders of Shares which have requested that such Shares be included. In connection with any registration as to which the provisions of this Paragraph 2(f) apply, no securities other than Shares shall be covered by such registration.

3.       Registration Procedures.

(a) If and whenever the Corporation is required to use its best efforts to effect the registration or qualification of any Shares under the Act as provided in this Agreement, the Corporation shall expeditiously as possible:

         (i) prepare and file with the Securities and Exchange Commission ("SEC") the requisite registration or qualification statement to effect such registration or qualification and thereafter use its best efforts to cause such registration or qualification statement to become effective; provided that, the obligation of the Corporation to effect such registration or qualification and/or cause such registration or qualification statement to become effective, may be postponed for (A) such period of time when the financial statements of the Corporation required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Corporation), or (B) any other bona fide corporate purpose, but then only for a period not to exceed 90 days; provided further that the Corporation may refuse to make a registration or qualification of Shares when and during the period that the subject Shares may be disposed of by reasons of the availability of an exemption from registration under the Act, or the rules and regulations promulgated thereunder, including, without limitation, Rule 144; and provided further, that the Corporation may discontinue or delay any registration or qualification of Shares being registered or qualified pursuant to
         Section 1 above at any time prior to the effective date of the registration or qualification statement relating thereto, but only in accordance with Paragraph 1(a) above;

         (ii) prepare and file with the SEC such amendments and supplements to such registration or qualification statement and the prospectus used in connection therewith as may be necessary to keep such registration or qualification statement effective and to comply with the provisions of the Act with respect to the disposition of all securities covered by

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         such registration or qualification statement, until the earlier of: (A)
         such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Rightsholders whose Shares are subject to such registration or qualification statement as set forth in such statement, or (B) nine months from the original effective date of such registration or qualification statement;

         (iii) furnish to such Rightsholder whose Shares are subject to such registration such number of conformed copies of such registration or qualification statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration or qualification statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Act, in conformity with the requirements of the Act, and such other documents, as such Rightsholder may reasonably request;

         (iv) use its best efforts to register or qualify all Shares and other securities covered by such registration statement under such other securities or Blue Sky laws of the State of New York and such other jurisdictions as such Rightsholder shall reasonably request (but only if such Rightsholder shall advance to the Corporation funds necessary to enable the Corporation to pay all applicable fees and application costs as are required by such other jurisdictions), to maintain such registration or qualification in effect for so long as such registration or qualification statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such Rightsholder to consummate the disposition of such Rightsholder's Shares in such jurisdictions, except that the Corporation shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not (but for the requirements of this Subparagraph 3(a)(iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

         (v) use its best efforts to cause all Shares covered by such registration or qualification statement to be registered with or approved by such other governmental authorities, agencies or instrumentalities as may be necessary to enable such Rightsholder to consummate the disposition of such Rightsholder's Shares in accordance with applicable law;

         (vi) furnish to such Rightsholder a signed counterpart, addressed to the Rightsholder (and the underwriters, if any) of: (A) an opinion of counsel for the Corporation, dated the effective date of such registration or qualification statement (or, if such registration or qualification relates to an underwritten offering, dated the date of

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         the closing under the underwriting agreement), reasonably satisfactory in form and substance to such Rightsholder, and (B) a "comfort letter," dated the effective date of such registration statement (and, if such registration or qualification relates to an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Corporation's financial statement included in such registration statement, such opinion and "comfort letter" to cover substantially the same matters with respect to such registration or qualification statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the legal opinion, such other legal matters, and, in the case of the accountants' letter, such other financial matters, as such Rightsholder (or the underwriters, if any) may reasonably request;

         (vii) notify all Rightsholders at any time when a prospectus relating to the Rightsholder's Shares is required to be delivered under the Act, upon discovery that, or upon the occurrence of any event as a result of which, the prospectus included in such registration or qualification statement, as then in effect, included an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of such Rightsholder promptly prepare and furnish to such Rightsholder a reasonable number of copies of an amendment of or a supplement to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and furnish to such Rightsholder at least one business day prior to the filing thereof a copy of any amendment or supplement to such registration or qualification statement or prospectus and shall not file any thereof to which such Rightsholder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or the rules or regulations thereunder; and

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         (ix) provide and cause to be maintained a transfer agent and registrar for all Shares covered by such registration statement from and after a date not later than the effective date of such registration or qualification statement.

(b) The Corporation may require each holder of Shares as to which any registration or qualification is being effected to furnish to the Corporation such information regarding such holder and the distribution of such securities as the Corporation may from time to time reasonably request in writing.

(c) Each Rightsholder hereby agrees and covenants that upon receipt of any notice from the Corporation of the occurrence of an event of the kind specified in Subparagraph 3(a)(viii) above, such Rightsholder will forthwith discontinue such Rightsholder's disposition of the Shares pursuant to the registration or qualification statement relating to such Shares until receipt of the copies of the supplemented or amended prospectus contemplated by such Subparagraph 3(a)(vii), and, if so directed by the Corporation, will deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies, then in such Rightsholder's possession, of the prospectus relating to such notice.

4.       Prospectus and Expenses.

         Whenever the Corporation is required by the provisions of Sections 1 or 2 above to use its best efforts to effect a registration or qualification of any Shares, all expenses incurred by the Corporation in connection therewith, including registration or filing fees, Blue Sky fees and expenses (except as provided in Subparagraph 3(a)(iv)), printing expenses and fees, compensation of regular employees and counsel and independent accountants for the Corporation and disbursements of counsel and of independent accountants of the Corporation, shall be borne by the Corporation.

5.       Preparation; Reasonable Investigation.

         In connection with the preparation and filing of each registration or qualification statement under the Act pursuant to this Agreement, the Corporation shall allow a Rightsholder, its or his underwriters, if any, and their respective counsel and accountants, at such Rightsholder's sole cost, the opportunity to participate in the preparation of such registration or qualification statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and shall give each of them such access to its books and records and such opportunities to discuss the business and affairs of the Corporation with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Rightsholder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Act.

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6.       Indemnification.

         In the event that the Corporation shall be obligated to use its best efforts to effect any registration or qualification pursuant to this Agreement, the following shall apply:

         (a)      Indemnification by the Corporation.

                  The Corporation shall indemnify and hold harmless each Rightsholder, its directors and officers, if any, each other person who participates as an underwriter in the offering or sale of such Shares and each other person, if any, who controls such Rightsholder or any such underwriter within the meaning of the Act, against any losses, liabilities, obligations, claims or damages, joint or several, which such Rightsholder or any such director, officer, underwriter or controlling person may suffer or incur, or to which any of them may become subject, under the Act or otherwise, incidental to any suit, action, investigation or other proceeding, insofar as such losses, liabilities, obligations, claims or damages arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement under which Shares are registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Corporation shall pay such Rightsholder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with defending any such loss, liability, obligation, claim or damage; provided that the Corporation shall not be liable in any such case to the extent that any such loss, liability, obligation, claim, damage or expense arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement made in reliance upon and in conformity with written information furnished to the Corporation by such Rightsholder for use in the preparation of such registration or qualification statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; and provided further that the Corporation shall not be liable to any person who participates as an underwriter in the offering or sale of Shares or any other person, if any, who controls such underwriter within the meaning

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         of the Act, in any such case to the extent that any such loss, liability, obligation, claim, damage or expense arises out of or is based upon such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Shares to such person if such statement or omission was corrected in such final prospectus. Such indemnification shall remain in full force and effect regardless of any investigation made by or on behalf of such Rightsholder or any such director, officer, underwriter or controlling person and shall survive the transfer of shares by such Rightsholder.

         (b)      Indemnification by Shareholders.

                  The Corporation may require, as a condition to including any Shares in any registration statement or qualification document filed pursuant to this Agreement, that it shall have received an undertaking satisfactory to it from each and every Rightsholder whose Shares are to be included in such registration statement or qualification document to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 6) the Corporation, its directors and officers, and each other person, if any, who controls the Corporation within the meaning of the Act, with respect to any statement or alleged statement in, or omission or alleged omission from, such registration or qualification statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Corporation by such Rightsholder for use in the preparation of such registration or qualification statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnification shall remain in full force and effect, regardless of any investigation made by or on behalf of the Corporation or any such director, officer or controlling person and shall survive the transfer of Warrant Shares by such Rightsholder.

         (c)      Procedures.

                  Promptly after notice to an indemnified party of the commencement of any suit, action, investigation or other proceeding involving any loss, liability, obligation, claim or damages referred to in Paragraphs 6(a) or (b), such indemnified party shall, if a claim for indemnification in respect thereof is to be made against an indemnifying party, give written notice to the latter of the

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         commencement of such proceeding, setting forth in reasonable detail the nature of such suit, action, investigation or other proceeding and the basis upon which such party seeks indemnification hereunder; provided that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations under such Paragraphs, except to the extent that the indemnifying party is actually prejudiced by the failure to give such notice. In case any such proceeding is brought against an indemnified party, and provided that proper notice is duly given, the indemnifying party shall assume the defense thereof insofar as such proceeding involves any loss, liability, obligation, claim or damages in respect of which indemnification may be sought hereunder, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof (but the indemnified party shall have the right, but not the obligation, to participate, at its own cost and expense, in such defense by counsel of its own choice) or for any amounts paid or foregone by the latter as a result of the settlement or compromise thereof (without the written consent of the indemnifying party), except that, if both the indemnifying party and the indemnified party are named as parties or subject to such proceeding and either such party determines with the advise of counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the other party or that a material conflict of interest between such parties may exist in respect of such proceeding, the indemnifying party may decline to assume the defense on behalf of the indemnified party or the indemnified party may retain the defense on its own behalf, and, in such case, after notice to such effect is duly given hereunder to the other party, the indemnifying party shall be relieved of its obligation to assume the defense on behalf of the indemnified party, but shall be required to pay any legal or other expenses, including, without limitation, reasonable attorneys' fees and disbursements incurred by the indemnified party in such defense; provided, however, that the indemnifying party shall not be liable for such expenses on account of more than one separate firm of attorneys (and, if necessary, local counsel) at any time representing such indemnified party or parties in connection with any proceeding or separate proceedings in the same jurisdiction arising out of or based upon substantially the same allegations or circumstances. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement or compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or proceeding.

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         Provided that proper notice is duly given, if the indemnifying party shall fail promptly and diligently to respond to, contest or defend against such suit, action, investigation or other proceeding, the indemnified party may assume the defense thereof and may make any compromise or settlement with respect thereto, and may recover the entire cost and expense thereof, including, without limitation, reasonable attorneys' fees, disbursements and all amounts paid or foregone as a result of such suit, action, investigation or other proceeding, or the settlement or compromise thereof, from the indemnifying party.

         (d)      Other Indemnification.

                  Indemnification similar to that specified in this Section 6 shall be given by the Corporation and the Rightsholders with respect to any registration or other qualification of securities required under any federal or state statute or rule or regulation of any governmental authority, agency or instrumentality, other than the Act.

         (e)      Indemnification Payments.

                  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills or invoices are received or loss, liability, obligation, damage or expense is actually suffered or incurred.

7.       Transfer.

                  This Agreement and the rights granted hereunder may not be transferred or assigned by either or both of the Rightsholders without the prior written consent of the Corporation.

8.       Notices.

                  Any notice or demand required or permitted to be given or made to or upon any party hereto pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes if: (a) in writing and delivered by hand against receipt, or sent by certified or registered mail, postage prepaid, return receipt requested, or (b) sent by telegram, telex, facsimile or other electronic means and followed by a copy delivered or sent in the manner provided in (a) above, to such party at the following address:



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         To the Corporation:                    14 Meteor Drive
                                                Etobicoke, Ontario  M9W 1A4
                                                Attn.:  President
                                                Facsimile: (416) 675-8838

         with a copy to:                        Mintz & Fraade, P.C.
                                                488 Madison Avenue - 11 Floor
                                                New York, New York  10022
                                                Facsimile:  (212) 496-0701

         To each of the Rightsholders:          49 Ennisclare Drive East
                                                Oakville, Ontario L6J 4N3
                                                Attn.: President
                                                Facsimile: (905) 827-1154

         with a copy to:                        Jackson L. Chercover, Q.C.
                                                111 Avenue Road - Suite 805
                                                Toronto, Ontario M5R 3J8
                                                Facsimile:  (416) 925-6811

or such other address as any such party may at any time, or from time to time, direct by notice given to the other parties in accordance with this Section 8. The date of giving or making of any such notice or demand shall be, if sent in accordance with (a) above, the earlier of the date of actual receipt or five business days after such notice or demand is sent, or, if sent in accordance with (b) above, the business day next following the day such notice or demand is actually transmitted.

9.       Amendments.

         Except as otherwise provided herein, no amendment or termination of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

10.      Waiver.

         No course of dealing or omission or delay on the part of any party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

11.      Applicable Law.

         This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within that State.

12.      Jurisdiction.

         Each of the parties hereto hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located therein in connection with any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated thereby.

13.      Remedies.

         The parties hereto acknowledge and agree that, in the event of an actual or prospective breach or default by any party hereto, the other party may not have an adequate remedy at law. Accordingly, in the event of any such actual or prospective breach or default by any party, the other parties shall be entitled to such equitable relief, including remedies in the nature of injunction and specific performance, as may be available to restrain any person from causing or participating in any such actual or prospective breach or default. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit any party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages.

14.      Binding Effect.

         This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and (subject to the provisions of Section 7 hereof) assigns.

15.      Severability.

         In the event that any provision of this Agreement shall be deemed invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

16.      Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument.

17.      Further Assurances.

         Each party hereto covenants and agrees promptly to execute, deliver, file and/or record such agreements, instruments, certificates and other documents and to do and perform such other and further acts and things as any other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

18.      Captions.

         The headings or captions of the Sections and Paragraphs of this Agreement are for convenience and reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

19.      Entire Agreement.

         This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                                     NTN CANADA, INC.


                                                     By: /s/ Peter Rona
                                                        ------------------------
                                                        Peter Rona, President

ATTEST:

/s/ David Auger
------------------------
David Auger, Secretary

                                                CONNOLLY-DAW HOLDINGS INC.


                                                By: /s/ Wendy Connolly
                                                   ----------------------------
                                                   Wendy Connolly, President

ATTEST:

/s/ Douglas Connolly
---------------------------
Douglas Connolly, Secretary

                                                1199846 ONTARIO LTD.


                                                By: /s/ Douglas Connolly
                                                   ----------------------------
                                                   Douglas Connolly, President

ATTEST:

/s/ Wendy Connolly
-----------------------
Wendy Connolly,
Secretary- Treasurer

                                                      Schedule I to Registration
                                                      Rights Agreement





Rightsholder                                    Number of Shares Subject to this
                                                Agreement

Connolly-Daw Holdings Inc.                                     110,469

1199846 Ontario  Ltd.                                           85,918
                                                               -------

TOTAL:                                                         196,387
                                                               =======